CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer: VANGUARD MUNICIPAL BOND FUNDS

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.


Date:  June 16, 2003                         /s/ John J. Brennan
                                                 ------------------------------
                                                 John J. Brennan
                                                 Chief Executive Officer

                   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  VANGUARD MUNICIPAL BOND FUNDS

     In connection with the Report on Form N-CSR of the above-named issuer is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.


Date:  June 16, 2003                              /s/ Thomas J. Higgins
                                                      ---------------------
                                                      Thomas J. Higgins
                                                      Treasurer